DEFERRED REVENUE	12 Months Ended
Dec. 31, 2019
Deferred Revenue Abstract
DEFERRED REVENUE

The deferred revenue balance consists of:

	At December 31	At December 31
(in thousands)	2019	2018

Deferred revenue – pre-sold toll milling:
CLJV Toll Milling - APG	$36,321	$37,727
	$36,321	$37,727
Deferred revenue-by balance sheet presentation:
Current	$4,580	$4,567
Non-current	31,741	33,160
	$36,321	$37,727

The deferred revenue liability continuity summary is as follows:

(in thousands)	2019	2018

Balance-January 1	$37,727	$38,652
Revenue earned during the period (note 23)	(4,609)	(4,239)
Accretion	3,203	3,314
Balance-December 31	$36,321	$37,727

Arrangement with Anglo Pacific Group PLC

In February 2017, Denison closed an arrangement with APG under which Denison received an upfront payment of $43,500,000 in exchange for its right to receive future toll milling cash receipts from the MLJV under the current toll milling agreement with the CLJV from July 1, 2016 onwards. The up-front payment was based upon an estimate of the gross toll milling cash receipts to be received by Denison discounted at a rate of 8.50%.

The APG Arrangement represents a contractual obligation of Denison to pay onward to APG any cash proceeds of future toll milling revenue earned by the Company related to the processing of the specified Cigar Lake ore through the McClean Lake mill. At closing, the Company made payments to APG of $3,520,000, representing the Cigar Lake toll milling cash receipts received by Denison in respect of toll milling activity for the period from July 1, 2016 through January 31, 2017, and reflected those amounts as a reduction of the initial upfront amount received, thereby reducing the initial deferred revenue balance to $39,980,000 at the transaction date.

In connection with the closing of the APG Arrangement, Denison reimbursed APG for USD$100,000 in due diligence costs and granted 1,673,077 share purchase warrants to APG in satisfaction of a $435,000 arrangement fee payable. The fair value of the warrants was determined using the Black-Scholes option pricing model with the following assumptions: risk-free rate of 0.91%, expected stock price volatility of 51.47%, expected life of 3.0 years and expected dividend yield of nil$. The warrants have an exercise price of $1.27 per share and will be exercisable for a period of 3 years from the date of closing of the financing (see note 19). In addition, the terms of the BNS Letters of Credit Facility between BNS and Denison were amended to reflect certain changes required to facilitate an Intercreditor Agreement between APG, BNS and Denison (see note 16).

In 2018, the Company has recognized $4,239,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 18,018,000 pounds U3O8 (100% basis). The drawdown in 2018 includes a cumulative decrease in revenue for prior periods of $332,000 resulting from changes in estimates to the toll milling drawdown rate in the first quarter of 2018.

In 2019, the Company has recognized $4,609,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 18,012,000 pounds U3O8 (100% basis). The drawdown in 2019 includes a cumulative increase in revenue for prior periods of $26,000 resulting from changes in estimates to the toll milling drawdown rate in the first quarter of 2019.